Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350,
as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Tradeshow Marketing Company, Ltd. (the "Company") on Form 10Q-SB for the period ended August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peggie-Ann Kirk, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2006	By:	/s/ Peggie-Ann Kirk
Peggie-Ann Kirk
Chief Financial Officer